UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 24, 2015

(Date of earliest event reported)

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-20086

Delaware	41-0760940
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300
Minneapolis, Minnesota 55439-2604
(Address of principal executive offices, including zip code)

952-893-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(a)           On November 24, 2015, Universal Hospital Services, Inc. (the “Company”) entered into a Third Amended and Restated Credit Agreement with Bank of America, N.A., as agent for the lenders, and the lenders party thereto (the “Third Amended Credit Agreement”), which amended the senior secured credit facility originally dated as of May 31, 2007 and amended and restated as of May 6, 2010 and as of July 31, 2012.  The amendment extended the maturity date of the revolving loans to the earliest of (i) November 24, 2020 and (ii) 90 days prior to the maturity of the 7.625% Second Lien Senior Secured Notes due 2020, and reduced (i) the interest rate applicable to borrowings under the Third Amended Credit Agreement to a per annum rate, determined based on our usage of the credit facility as provided in the Third Amended Credit Agreement, ranging from 1.50% to 2.00% above the adjusted LIBOR rate used by the agent or, at our option, .50% to 1.00% above the Base Rate as defined in the Third Amended Credit Agreement and (ii) the unused line fee rate to 0.25%.  The Company’s obligations under the Third Amended Credit Agreement are secured by a first priority security interest in substantially all of the assets of the Company, UHS Holdco Inc. (“Holdco”) and UHS Surgical Services, Inc. (“Surgical Services”), excluding a pledge of the Company’s and its subsidiaries’ stock, any joint ventures and certain other exceptions.  The Company’s obligations under the Third Amended Credit Agreement are unconditionally guaranteed by the Holdco and Surgical Services.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1 — Third Amended and Restated Credit Agreement, dated as of November 24, 2015, among Universal Hospital Services, Inc., UHS Holdco, Inc., the lenders party thereto, the Initial L/C Issuers, the Initial Swing Line Lender and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2015	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Third Amended and Restated Credit Agreement, dated as of November 24, 2015, among Universal Hospital Services, Inc., UHS Holdco, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, Barclays Bank PLC and PNC Bank, National Association, as co-syndication agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC and PNC Capital Markets LLC, as joint lead arrangers and joint book managers.